SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 1, 2003

                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)

          Nevada                   000-27917                 65-0729900
       (State or other          (Commission File           (IRS Employer
        jurisdiction of              Number)            Identification No.)

                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)
          (Former name or former address, if changed since last report)

                                       1
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT
                       Not applicable
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
                       NOT APPLICABLE
ITEM 3.  BANKRUPTCY OR RECEIVERSHIP
                       NOT APLLICABLE
ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
                       Not applicable
ITEM 5.  OTHER EVENTS
                       Not applicable
ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS
                       Not applicable
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                       NOT APPLICABLE

ITEM 9. Regulation FD Disclosure.

The Registrant intends to issue the press release which is attached as Exhibit 99.1 on or after April 1, 2003.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

                                       2
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                       (Registrant)

EXHIBIT 99.1

Press Release

IPVoice Communications Inc. Files Annual Report SEC Form 10KSB
Posting Profit for Last 2 Qtrs of 2002 on More than $900k in Revenue in Same Period.

New IPVoice (IPVO) Management Demonstrates Turnaround Results
With Refreshed Business Model Delivering 500%
Net Sales Increase over 2001.

DALLAS, April 1st, 2003 (BUSINESS WIRE) -- IPVoice Communications, Inc. (OTCBB: IPVO - News; www.ipvoice.com) yesterday filed their Annual Report SEC Form 10kSB. This is the first annual report since the Company implemented a refreshed business model in June of 2002 lead by an entirely new management team. The report shows a clear turnaround in progress with dramatic income, balance sheet and cash flow improvements.

Net sales increased five hundred percent (500%) from $157,605 for the year ended December 31, 2001 to $959,059 for the year ended December 31, 2002. The total balance sheet liability in excess of assets decreased forty two percent (42%) from $1,326,525 for the year ended December 31, 2001 to $315,244 for the year ended December 31,2002. The Company was cash flow positive for the 3rd and 4th quarters of 2002.

About IPVoice Communications Inc.

IPVoice specializes in the market introduction of emerging communication technologies. IPVoice combines their own in-house product line with brand name powerhouses like Cisco and Sun. Among other technology solutions, IPVoice currently markets and integrates the advanced Internet Protocol
(IP) software technologies of Cisco Systems Inc. (Nasdaq: CSCO - News) and Sun Microsystems, Inc. (Nasdaq: SUNW - News).


To learn more visit the company Web site at www.ipvoice.com.



This press release contains statements (such as projections regarding future performance) that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to the risks inherent in the integration of Vergetech, Inc
into IPVoice Communication, Inc   business, the development and market
acceptance
of the products and services of the combined companies, demand for the telecommunication and other products and related services, domestic and foreign government spending, budgetary and trade policies, economic and political changes in the domestic and international markets where the Company competes, successful deployment of advanced technologies, competitive product and pricing pressures as well as other risks and uncertainties, including but not limited to those detailed from time to time in the Company's Securities and Exchange Commission filings.

Contact Information:
Investor Relations: 972 386 3372 (211)